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EXHIBIT 32.2

SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

        I, Joseph S. Tibbetts, Jr., Chief Financial Officer of Novell, Inc., a Delaware corporation (the "Company"), hereby certify that, to my knowledge:

  (1)
  The Company's periodic report on Form 10-Q for the period ended July 31, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

CHIEF FINANCIAL OFFICER
/s/ JOSEPH S. TIBBETTS, JR. Joseph S. Tibbetts, Jr.
Date: September 14, 2004

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SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER